                                                               Exhibit 10(g)

                   NINTH AMENDMENT TO REVOLVING CREDIT
                        AND TERM LOAN AGREEMENT


THIS NINTH AMENDMENT TO REVOLVING CREDIT AND TERM LOAN AGREEMENT ("Ninth Amendment"), dated as of June 20, 1996, among 1st FRANKLIN FINANCIAL CORPORATION (formerly called "FRANKLIN DISCOUNT COMPANY"), a Georgia corporation, as Borrower (the "Company"), CORESTATES BANK, N.A.*, a national banking association (formerly called the Philadephia National Bank) ("PNB"), FLEET BANK, N.A. (formerly called National Westminster Bank USA), a national banking association ("Fleet"), SOUTHTRUST BANK OF GEORGIA, N.A., a national banking association , as assignee of First American Bank of Georgia, N.A. ("SouthTrust"), and HARRIS TRUST AND SAVINGS BANK, an Illinois banking corporation ("Harris"), as lenders (collectively, the "Banks"), and CORESTATES BANK, N.A., a national banking association, as Agent for the Banks (in such capacity, the "Agent"),

                      W I T N E S S E T H:

WHEREAS the Company, PNB, Fleet, United States Trust Company of New York, a New York banking corporation ("U.S. Trust") and the Agent entered into a Revolving Credit and Term Loan Agreement dated as of October 1, 1985, as amended, by an Amendment to Revolving Credit and Term Loan Agreement dated as of November 10, 1986 pursuant to which each said bank agreed to make Loans to the Company as set forth therein; and

WHEREAS, U.S. Trust sold and assigned all of its right, title and interest in and to its Loans under said Credit Agreement as so amended to Dai-Ichi Kangyo Bank, Ltd. which, pursuant to the Second Amendment, Assignment and Assumption Agreement dated March 1, 1988 to said Revolving Credit and Term Loan Agreement, sold, assigned and transferred all of its right, title and interest in its Loans under said Revolving Credit and Term Loan Agreement to First American Bank of Georgia, N.A. ("FAB Georgia"); and

WHEREAS, SouthTrust is the assignee of FAB Georgia's right, title and interest in its Loans under said Revolving Credit and Term Loan Agreement; and

WHEREAS, said Revolving Credit and Term Loan Agreement was further amended and extended by a Third Amendment to Revolving Credit and Term Loan Agreement dated as of August 31, 1989, a Fourth Amendment to Revolving Credit and Term Loan Agreement dated as of May 1, 1990, a Fifth Amendment and Extension Agreement dated as of April 23, 1992 and a Sixth Amendment to Revolving Credit and Term Loan Agreement dated as of July 20, 1992 (the "Sixth Amendment"); and

WHEREAS, Harris was added as a lender under said Revolving Credit and Term Loan Agreement pursuant to the Sixth Amendment (said Revolving Credit and Term Loan Agreement as amended and extended, being referred to herein as the "Credit Agreement"); and

WHEREAS, the Company, the Banks and the Agent desire to make certain amendments to the Credit Agreement to extend the final termination date of the Credit Agreement and the Banks' Commitments all as more particularly set forth herein;

NOW, THEREFORE, in consideration of the covenants and agreements herein contained, the Company, the Banks and the Agent hereby agree as follows:

 1. All capitalized terms used herein and not otherwise defined herein shall have the meanings given such terms in the Credit Agreement.

 2. The Company, the Banks and the Agent agree that, unless the Banks' Commitments are terminated sooner in accordance with Section 2.07 or Section 7.01 of the Credit Agreement, the termination date of the Credit Agreement and of all of the Banks' Commitments thereunder is hereby extended to the date which is three and one half years after the June 30 on which the majority in interest of the Banks exercise their option to terminate the Commitments of all the Banks pursuant to Section 2.07(a). To that end, the Credit Agreement is hereby amended as follows:

      (a)  The defined term "Commitment Termination Date" set forth in
           Section 1.01 of the Credit Agreement, relating to Certain Defined Terms, is hereby amended to read in its entirety as follows:

                "Commitment Termination Date" shall mean June 30 in any year in which a written notice of termination is given as provided in Section 2.07.

      (b) Section 2.07(c) of the Credit Agreement is hereby amended to read in its entirety as follows:

      (c) Final Payment. Notwithstanding anything herein contained to the contrary, unless a Bank has exercised its right to withdraw from the credit pursuant to Section 2.07(b) or the Banks and the Company otherwise agree in writing, the outstanding balance of the Loans shall be paid in full on the date which is three and one half years after the Commitment Termination Date established pursuant to Section 2.07(a).

 3. The Company hereby agrees to execute and deliver to the Agent a Fourth Amended and Restated Revolving Credit Note substantially in the form of Exhibit A-1 hereto payable to the order of each of PNB, Fleet and SouthTrust and a Second Amended and Restated Revolving Credit Note substantially in the form of Exhibit A-2 hereto payable to the order of Harris, evidencing the Loans to be made by the Banks to the Company in the amount of the Commitment of each Bank and Harris, as amended hereby. The term "Notes" as defined and used in the Agreement and as used herein shall, from and after the date hereof, mean said Fourth Amended and Restated Revolving Credit Notes and said Second Amended and Restated Revolving Credit Note, as said Notes may from time to time be issued, amended, extended or supplemented.

 4.   To induce the Banks and the Agent to enter into this Ninth
      Amendment, the Company represents and warrants to each Bank and to the Agent as follows:

      (a) The Company has taken all corporate action necessary to authorize the execution, delivery and performance of this Ninth Amendment, the Fourth Amended Revolving Credit Notes payable to the order of PNB, Fleet and SouthTrust and the Second Amended and Restated Revolving Credit Note payable to the order of Harris. This Ninth Amendment and said Notes are, or when executed by the Company and delivered to the Agent will be, duly executed and constitute the valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms. The Company hereby ratifies and confirms the representations and warranties of the Company set forth in
           Article 3 of the Credit Agreement as being true and correct on the date hereof, as brought current pursuant to Section 10(a) of the Sixth Amendment; provided that the representations and warranties which refer to the Form 10-K shall be deemed to refer to the Company's most recent Form 10-K filed by the Company with the Security and Exchange Commission and the representations and warranties which refer to financial statements of the Company shall be deemed to refer to the most recent financial statements furnished by the Company to the Banks.

 5. The effectiveness of this Ninth Amendment is subject to the fulfillment of the conditions precedent to all Loans set forth in
      Section 4.02 of the Credit Agreement and to the following conditions precedent:

      (a) The Agent shall have received from Messrs. Jones, Day, Reavis and Pogue, counsel to the Company, five executed copies of their opinion dated the date of this Ninth Amendment, addressed to each of the Banks in care of the Agent and substantially in the form annexed hereto as Exhibit B;

      (b) The Agent shall have received one Note (in the form of Exhibit A-1 hereto annexed) for each Bank except Harris and one Note (in the form of Exhibit A-2 hereto annexed) for Harris, all dated the date of this Ninth Amendment and duly executed by the Company;

      (c) The Agent shall have received five certified copies of resolutions of the Boards of Directors of the Company, respectively, authorizing the execution, delivery and performance by the Company of this Ninth Amendment and the Notes and the borrowings hereunder, which certificates shall state that said resolutions are in full force and effect without modification on the date of such certification.

 6. All other terms and conditions of the Credit Agreement shall remain unchanged and are hereby ratified and confirmed.

IN WITNESS WHEREOF, the undersigned have caused this Ninth Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written in several counterparts, each of which is an original and all of which are identical, and each of the counterparts hereof so executed shall for all purposes be deemed to be an original.

                                1st FRANKLIN FINANCIAL CORPORATION

                                By:     s/A. Roger Guimond
                                     ----------------------
                                     Vice President and CFO



CORESTATES BANK, N.A. as              SOUTHTRUST BANK OF GEORGIA, N.A.
 a Bank and as Agent

By:  s/William E. Musselman           By:   William E. Reid III
     ----------------------                 -------------------
             V.P                                   V.P.



FLEET BANK, N.A.                      HARRIS TRUST AND SAVINGS BANK

By:  s/Christine Montagna             By:   s/Jerome P. Crokin
     --------------------                   -------------------
             V.P                                   V.P.

                              EXHIBIT A-1

                      Fourth Amended and Restated
                         Revolving Credit Note



$___________________                               Philadelphia, Pennsylvania
                                                                June 20, 1996

FOR VALUE RECEIVED, 1st FRANKLIN FINANCIAL CORPORATION, a Georgia corporation (the "Company"), promises to pay to the order of [_______________________] (the "Bank"), at the office of CoreStates Bank, N.A., as Agent, at 1345 Chestnut Street, Philadelphia, Pennsylvania 19107 in lawful money of the United States of America, in immediately available funds, on the January 1 following a "Commitment Termination Date" as defined in the Agreement hereinafter referred to, the sum of ____________ Million Dollars ($______________) or the amount outstanding on said date of all Loans made by the Bank to the Company pursuant to Section 2.01 of the Agreement hereinafter referred to, as conclusively evidenced by written endorsement with respect thereto by an officer of the Bank upon the Schedule hereto annexed, whichever is less.

The Company shall also pay to the Bank interest (computed on the basis of the actual number of days elapsed in a year of 360 days) on the unpaid principal amount hereof in like money, on the last business day of each June, September, December and March, in each year, commencing on the first of such dates after the date hereof, and at maturity until payment in full at a rate per annum, determined daily, equal to one quarter of one percentage point above the rate of interest for loans established and publicly announced in Philadelphia from time to time by CoreStates Bank, N.A. as its "Prime Rate" (the "Prime Rate"). Interest shall be payable on any overdue amount of principal at a rate per annum equal to two percentage points above the Prime Rate. Each change in the rate of interest hereon due to a change in the Prime Rate shall be effective on the effective date of such change in the Prime Rate, but in no event shall interest be payable at a rate higher than that permitted by applicable law. The undersigned also agrees to pay the Facility Service Fee and the Agents's fee described in the Agreement hereinafter referred to.

The outstanding principal balance of this Note may be prepaid by the Company, in whole or in part, at any time or from time to time, but any partial prepayment shall not be less than the minimum amount provided in Section 2.01(a) of the Agreement hereinafter referred to.

As used herein, the term "business day" shall mean a day other than a Saturday, Sunday or legal bank holiday under the laws of the States of Pennsylvania or New York, and the term "Immediately Available Funds" shall mean funds which are available for immediate use by the Bank at the Bank's office hereinabove set forth not later that the due date of such payment.

This Note is one of the Notes issued pursuant to Paragraph 3 of a certain Ninth Amendment to Revolving Credit and Term Loan Agreement dated as of June 20, 1996 among the Company, CoreStates Bank, N.A., Fleet Bank, N.A. (formerly called National Westminster Bank USA), SouthTrust Bank of Georgia, N.A., Harris Trust and Savings Bank and CoreStates Bank, N.A., as Agent, which amends a certain Credit Agreement dated as of October 1, 1985 among the Company, CoreStates Bank, N.A., Fleet Bank, N.A. (formerly called National Westminster Bank USA), United States Trust Company of New York (predecessor by way of assignment to SouthTrust Bank of Georgia, N.A.) and CoreStates Bank, N.A., as Agent, as amended (herein, together with said Ninth Amendment, all other prior amendments thereto and any amendments which may hereafter be made thereto, called the "Agreement"). Upon the occurrence of any one or more of the Events of Default specified in the Agreement, the amounts then remaining unpaid on this Note may be declared to be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company, and the Company shall be further obligated to reimburse the holder hereof for all reasonable out-of-pocket expenses of the holder in enforcing or attempting to enforce this Note, all as provided in the Agreement.

This Note replaces and supersedes but does not extinguish the Company's liabilities and outstanding obligations under the Company's
$_______________________ Third Amended and Restated Revolving Credit Note dated July 20, 1994 to the order of the Bank.

This Note and all rights and obligations hereunder shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.


                                1st FRANKLIN FINANCIAL CORPORATION


                                By  ______________________________
                                                             Title

                  Schedule of Loans and Principal Payments
                  ----------------------------------------

                                                            Name of
                                                 Unpaid      Person
                 Amount of      Amount of       Principal    Making
        Date       Loan      Principal Paid      Balance    Notation
        ----       ----      --------------      -------    --------

                                EXHIBIT A-2

              Second Amended and Restated Revolving Credit Note



$5,000,000                                         Philadelphia, Pennsylvania
                                                                June 20, 1996

FOR VALUE RECEIVED, 1st FRANKLIN FINANCIAL CORPORATION, a Georgia corporation (the "Company"), promises to pay to the order of HARRIS TRUST AND SAVINGS BANK, an Illinois banking corporation (the "Bank"), at the office of CoreStates Bank, N.A., as Agent, at 1345 Chestnut Street, Philadelphia, Pennsylvania 19107 in lawful money of the United States of America, in Immediately Available Funds, on the January 1 following a "Commitment Termination Date" as defined in the Agreement hereinafter referred to, the sum of Five Million Dollars ($5,000,000) or the amount outstanding on said date of all Loans made by the Bank to the Company pursuant to Section 2.01 of the Agreement hereinafter referred to, as conclusively evidenced by written endorsement with respect thereto by an officer of the Bank upon the Schedule hereto annexed, whichever is less.

The Company shall also pay to the Bank interest (computed on the basis of the actual number of days elapsed in a year of 360 days) on the unpaid principal amount hereof in like money, on the last business day of each June, September, December and March, in each year, commencing on the first of such dates after the date hereof, and at maturity until payment in full at a rate per annum, determined daily, equal to one quarter of one percentage point above the rate of interest for loans established and publicly announced in Philadelphia from time to time by CoreStates Bank, N.A. as its "Prime Rate" (the "Prime Rate"). Interest shall be payable on any overdue amount of principal at a rate per annum equal to two percentage points above the Prime Rate. Each change in the rate of interest hereon due to a change in the Prime Rate shall be effective on the effective date of such change in the Prime Rate, but in no event shall interest be payable at a rate higher than that permitted by applicable law. The undersigned also agrees to pay the Facility Service Fee and the Agents's fee described in the Agreement hereinafter referred to.

The outstanding principal balance of this Note may be prepaid by the Company, in whole or in part, at any time or from time to time, but any partial prepayment shall not be less than the minimum amount provided in Section 2.01(a) of the Agreement hereinafter referred to.

As used herein, the term "business day" shall mean a day other than a Saturday, Sunday or legal bank holiday under the laws of the States of Pennsylvania or New York, and the term "Immediately Available Funds" shall mean funds which are available for immediate use by the Bank at the Bank's office hereinabove set forth not later that the due date of such payment.

This Note is one of the Notes issued pursuant to Paragraph 3 of a certain Ninth Amendment to Revolving Credit and Term Loan Agreement dated as of June 20, 1996 among the Company, CoreStates Bank, N.A., Fleet Bank, N.A. (formerly called National Westminster Bank USA), SouthTrust Bank of Georgia, N.A., Harris Trust and Savings Bank and CoreStates Bank, N.A., as Agent, which amends a certain Credit Agreement dated as of October 1, 1985 among the Company, CoreStates Bank, N.A., Fleet Bank, N.A. (formerly called National Westminster Bank USA), United States Trust Company of New York (predecessor by way of assignment to SouthTrust Bank of Georgia, N.A.) and CoreStates Bank, N.A., as Agent, as amended (herein, together with said Seventh Amendment, all other prior amendments thereto and any amendments which may hereafter be made thereto, called the "Agreement"). Upon the occurrence of any one or more of the Events of Default specified in the Agreement, the amounts then remaining unpaid on this Note may be declared to be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company, and the Company shall be further obligated to reimburse the holder hereof for all reasonable out-of-pocket expenses of the holder in enforcing or attempting to enforce this Note, all as provided in the Agreement.

This Note replaces and supersedes but does not extinguish the Company's liabilities and outstanding obligations under the Company's $5,000,000 Revolving Credit Note dated July 20, 1992 to the order of the Bank.

This Note and all rights and obligations hereunder shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.


                                          1st FRANKLIN FINANCIAL CORPORATION


                                          By  ______________________________
                                                                       Title

                   Schedule of Loans and Principal Payments
                   ----------------------------------------

                                                           Name of
                                                Unpaid      Person
                Amount of      Amount of       Principal    Making
       Date       Loan      Principal Paid      Balance    Notation
       ----       ----      --------------      -------    --------

                          Fourth Amended and Restated
                             Revolving Credit Note



$6,000,000                                         Philadelphia, Pennsylvania
                                                                June 20, 1996

FOR VALUE RECEIVED, 1st FRANKLIN FINANCIAL CORPORATION, a Georgia corporation (the "Company"), promises to pay to the order of CORESTATES BANK, N.A., a national banking association (the "Bank"), at the office of CoreStates Bank, N.A., as Agent, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107 in lawful money of the United States of America, in Immediately Available Funds, on the January 1 following a "Commitment Termination Date" as defined in the Agreement hereinafter referred to, the sum of Six Million Dollars ($6,000,000) or the amount outstanding on said date of all Loans made by the Bank to the Company pursuant to Section 2.01 of the Agreement hereinafter referred to, as conclusively evidenced by written endorsement with respect thereto by an officer of the Bank upon the Schedule hereto annexed, whichever is less.

The Company shall also pay to the Bank interest (computed on the basis of the actual number of days elapsed in a year of 360 days) on the unpaid principal amount hereof in like money, on the last business day of each June, September, December and March, in each year, commencing on the first of such dates after the date hereof, and at maturity until payment in full at a rate per annum, determined daily, equal to one quarter of one percentage point above the rate of interest for loans established and publicly announced in Philadelphia from time to time by CoreStates Bank, N.A. as its "Prime Rate" (the "Prime Rate"). Interest shall be payable on any overdue amount of principal at a rate per annum equal to two percentage points above the Prime Rate. Each change in the rate of interest hereon due to a change in the Prime Rate shall be effective on the effective date of such change in the Prime Rate, but in no event shall interest be payable at a rate higher than that permitted by applicable law. The undersigned also agrees to pay the Facility Service Fee and the Agents's fee described in the Agreement hereinafter referred to.

The outstanding principal balance of this Note may be prepaid by the Company, in whole or in part, at any time or from time to time, but any partial prepayment shall not be less than the minimum amount provided in Section 2.01(a) of the Agreement hereinafter referred to.

As used herein, the term "business day" shall mean a day other than a Saturday, Sunday or legal bank holiday under the laws of the States of Pennsylvania or New York, and the term "Immediately Available Funds" shall mean funds which are available for immediate use by the Bank at the Bank's office hereinabove set forth not later that the due date of such payment.

This Note is one of the Notes issued pursuant to Paragraph 3 of a certain Ninth Amendment to Revolving Credit and Term Loan Agreement dated as of June 20, 1996 among the Company, CoreStates Bank, N.A., Fleet Bank, N.A. (formerly called National Westminster Bank USA), SouthTrust Bank of Georgia, N.A., Harris Trust and Savings Bank and CoreStates Bank, N.A., as Agent, which amends a certain Credit Agreement dated as of October 1, 1985 among the Company, CoreStates Bank, N.A.,Fleet Bank, N.A. (formerly called National Westminster Bank USA), United States Trust Company of New York (predecessor by way of assignment to SouthTrust Bank of Georgia, N.A.) and CoreStates Bank, N.A., as Agent, as amended (herein, together with said Seventh Amendment, all other prior amendments thereto and any amendments which may hereafter be made thereto, called the "Agreement"). Upon the occurrence of any one or more of the Events of Default specified in the Agreement, the amounts then remaining unpaid on this Note may be declared to be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company, and the Company shall be further obligated to reimburse the holder hereof for all reasonable out-of-pocket expenses of the holder in enforcing or attempting to enforce this Note, all as provided in the Agreement.

This Note replaces and supersedes but does not extinguish the Company's liabilities and outstanding obligations under the Company's $6,000,000 Revolving Credit Note dated July 20, 1992 to the order of the Bank.

This Note and all rights and obligations hereunder shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.


                                           1st FRANKLIN FINANCIAL CORPORATION


                                           By:     s/A. Roger Guimond
                                               ------------------------
                                                Vice President and CFO

                    Schedule of Loans and Principal Payments
                    ----------------------------------------

                                                             Name of
                                                  Unpaid      Person
                  Amount of      Amount of       Principal    Making
         Date       Loan      Principal Paid      Balance    Notation
         ----       ----      --------------      -------    --------

                          Fourth Amended and Restated
                            Revolving Credit Note



$5,000,000                                         Philadelphia, Pennsylvania
                                                                June 20, 1996

FOR VALUE RECEIVED, 1st FRANKLIN FINANCIAL CORPORATION, a Georgia corporation (the "Company"), promises to pay to the order of SOUTHTRUST BANK OF GEORGIA, N.A., a national banking association (as assignee of First American Bank of Georgia, N.A.)(the "Bank"), at the office of CoreStates Bank, N.A., as Agent, at 1345 Chestnut Street, Philadelphia, Pennsylvania 19107 in lawful money of the United States of America, in Immediately Available Funds, on the January 1 following a "Commitment Termination Date" as defined in the Agreement hereinafter referred to, the sum of Five Million Dollars ($5,000,000) or the amount outstanding on said date of all Loans made by the Bank to the Company pursuant to Section 2.01 of the Agreement hereinafter referred to, as conclusively evidenced by written endorsement with respect thereto by an officer of the Bank upon the Schedule hereto annexed, whichever is less.

The Company shall also pay to the Bank interest (computed on the basis of the actual number of days elapsed in a year of 360 days) on the unpaid principal amount hereof in like money, on the last business day of each June, September, December and March, in each year, commencing on the first of such dates after the date hereof, and at maturity until payment in full at a rate per annum, determined daily, equal to one quarter of one percentage point above the rate of interest for loans established and publicly announced in Philadelphia from time to time by CoreStates Bank, N.A. as its "Prime Rate" (the "Prime Rate"). Interest shall be payable on any overdue amount of principal at a rate per annum equal to two percentage points above the Prime Rate. Each change in the rate of interest hereon due to a change in the Prime Rate shall be effective on the effective date of such change in the Prime Rate, but in no event shall interest be payable at a rate higher than that permitted by applicable law. The undersigned also agrees to pay the Facility Service Fee and the Agents's fee described in the Agreement hereinafter referred to.

The outstanding principal balance of this Note may be prepaid by the Company, in whole or in part, at any time or from time to time, but any partial prepayment shall not be less than the minimum amount provided in Section 2.01(a) of the Agreement hereinafter referred to.

As used herein, the term "business day" shall mean a day other than a Saturday, Sunday or legal bank holiday under the laws of the States of Pennsylvania or New York, and the term "Immediately Available Funds" shall mean funds which are available for immediate use by the Bank at the Bank's office hereinabove set forth not later that the due date of such payment.

This Note is one of the Notes issued pursuant to Paragraph 3 of a certain Ninth Amendment to Revolving Credit and Term Loan Agreement dated as of June 20, 1996 among the Company, CoreStates Bank, N.A.,Fleet Bank, N.A. (formerly called National Westminster Bank USA), SouthTrust Bank of Georgia, N.A., Harris Trust and Savings Bank and CoreStates Bank, N.A., as Agent, which amends a certain Credit Agreement dated as of October 1, 1985 among the Company, CoreStates Bank, N.A.,Fleet Bank, N.A. (formerly called National Westminster Bank USA), United States Trust Company of New York (predecessor by way of assignment to SouthTrust Bank of Georgia, N.A.) and CoreStates Bank, N.A., as Agent, as amended (herein, together with said Ninth Amendment, all other prior amendments thereto and any amendments which may hereafter be made thereto, called the "Agreement"). Upon the occurrence of any one or more of the Events of Default specified in the Agreement, the amounts then remaining unpaid on this Note may be declared to be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company, and the Company shall be further obligated to reimburse the holder hereof for all reasonable out-of-pocket expenses of the holder in enforcing or attempting to enforce this Note, all as provided in the Agreement.

This Note replaces and supersedes but does not extinguish the Company's liabilities and outstanding obligations under the Company's $5,000,000 Revolving Credit Note dated July 20, 1992 to the order of the Bank.

This Note and all rights and obligations hereunder shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.


                                          1st FRANKLIN FINANCIAL CORPORATION


                                          By:     s/ A. Roger Guimond
                                               ------------------------
                                                Vice President and CFO

                   Schedule of Loans and Principal Payments
                   ----------------------------------------

                                                              Name of
                                                  Unpaid      Person
                  Amount of      Amount of       Principal    Making
         Date       Loan      Principal Paid      Balance    Notation
         ----       ----      --------------      -------    --------

                          Fourth Amended and Restated
                             Revolving Credit Note



$5,000,000                                         Philadelphia, Pennsylvania
                                                                June 20, 1996

FOR VALUE RECEIVED, 1st FRANKLIN FINANCIAL CORPORATION, a Georgia corporation (the "Company"), promises to pay to the order of FLEET BANK, N.A.(the "Bank"), at the office of CoreStates Bank, N.A., as Agent, at 1345 Chestnut Street, Philadelphia, Pennsylvania 19107 in lawful money of the United States of America, in Immediately Available Funds, on the January 1 following a "Commitment Termination Date" as defined in the Agreement hereinafter referred to, the sum of Five Million Dollars ($5,000,000) or the amount outstanding on said date of all Loans made by the Bank to the Company pursuant to Section
2.01 of the Agreement hereinafter referred to, as conclusively evidenced by written endorsement with respect thereto by an officer of the Bank upon the Schedule hereto annexed, whichever is less.

The Company shall also pay to the Bank interest (computed on the basis of the actual number of days elapsed in a year of 360 days) on the unpaid principal amount hereof in like money, on the last business day of each June, September, December and March, in each year, commencing on the first of such dates after the date hereof, and at maturity until payment in full at a rate per annum, determined daily, equal to one quarter of one percentage point above the rate of interest for loans established and publicly announced in Philadelphia from time to time by CoreStates Bank, N.A. as its "Prime Rate" (the "Prime Rate"). Interest shall be payable on any overdue amount of principal at a rate per annum equal to two percentage points above the Prime Rate. Each change in the rate of interest hereon due to a change in the Prime Rate shall be effective on the effective date of such change in the Prime Rate, but in no event shall interest be payable at a rate higher than that permitted by applicable law. The undersigned also agrees to pay the Facility Service Fee and the Agents's fee described in the Agreement hereinafter referred to.

The outstanding principal balance of this Note may be prepaid by the Company, in whole or in part, at any time or from time to time, but any partial prepayment shall not be less than the minimum amount provided in Section 2.01(a) of the Agreement hereinafter referred to.

As used herein, the term "business day" shall mean a day other than a Saturday, Sunday or legal bank holiday under the laws of the States of Pennsylvania or New York, and the term "Immediately Available Funds" shall mean funds which are available for immediate use by the Bank at the Bank's office hereinabove set forth not later that the due date of such payment.

This Note is one of the Notes issued pursuant to Paragraph 3 of a certain Ninth Amendment to Revolving Credit and Term Loan Agreement dated as of June 20, 1996 among the Company, CoreStates Bank, N.A.,Fleet Bank, N.A. (formerly called National Westminster Bank USA), SouthTrust Bank of Georgia, N.A., Harris Trust and Savings Bank and CoreStates Bank, N.A., as Agent, which amends a certain Credit Agreement dated as of October 1, 1985 among the Company, CoreStates Bank, N.A.,Fleet Bank, N.A. (formerly called National Westminster Bank USA), United States Trust Company of New York (predecessor by way of assignment to SouthTrust Bank of Georgia, N.A.) and CoreStates Bank, N.A., as Agent, as amended (herein, together with said Ninth Amendment, all other prior amendments thereto and any amendments which may hereafter be made thereto, called the "Agreement"). Upon the occurrence of any one or more of the Events of Default specified in the Agreement, the amounts then remaining unpaid on this Note may be declared to be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company, and the Company shall be further obligated to reimburse the holder hereof for all reasonable out-of-pocket expenses of the holder in enforcing or attempting to enforce this Note, all as provided in the Agreement.

This Note replaces and supersedes but does not extinguish the Company's liabilities and outstanding obligations under the Company's $5,000,000 Revolving Credit Note dated July 20, 1992 to the order of the Bank.

This Note and all rights and obligations hereunder shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.


                                           1st FRANKLIN FINANCIAL CORPORATION


                                           By:   s/ A. Roger Guimond
                                                ----------------------
                                                Vice President and CFO

                  Schedule of Loans and Principal Payments
                  ----------------------------------------

                                                             Name of
                                                  Unpaid      Person
                  Amount of      Amount of       Principal    Making
         Date       Loan      Principal Paid      Balance    Notation
         ----       ----      --------------      -------    --------

               Second Amended and Restated Revolving Credit Note



$5,000,000                                         Philadelphia, Pennsylvania
                                                                June 20, 1996

FOR VALUE RECEIVED, 1st FRANKLIN FINANCIAL CORPORATION, a Georgia corporation (the "Company"), promises to pay to the order of HARRIS TRUST AND SAVINGS BANK, an Illinois banking corporation (the "Bank"), at the office of CoreStates Bank, N.A., as Agent, at 1345 Chestnut Street, Philadelphia, Pennsylvania 19107 in lawful money of the United States of America, in Immediately Available Funds, on the first to occur of December 31, 1999 or the January 1 following a "Commitment Termination Date" as defined in the Agreement hereinafter referred to, the sum of Five Million Dollars ($5,000,000) or the amount outstanding on said date of all Loans made by the Bank to the Company pursuant to Section 2.01 of the Agreement hereinafter referred to, as conclusively evidenced by written endorsement with respect thereto by an officer of the Bank upon the Schedule hereto annexed, whichever is less.

The Company shall also pay to the Bank interest (computed on the basis of the actual number of days elapsed in a year of 360 days) on the unpaid principal amount hereof in like money, on the last business day of each June, September, December and March, in each year, commencing on the first of such dates after the date hereof, and at maturity until payment in full at a rate per annum, determined daily, equal to one quarter of one percentage point above the rate of interest for loans established and publicly announced in Philadelphia from time to time by CoreStates Bank, N.A. as its "Prime Rate" (the "Prime Rate"). Interest shall be payable on any overdue amount of principal at a rate per annum equal to two percentage points above the Prime Rate. Each change in the rate of interest hereon due to a change in the Prime Rate shall be effective on the effective date of such change in the Prime Rate, but in no event shall interest be payable at a rate higher than that permitted by applicable law. The undersigned also agrees to pay the Facility Service Fee and the Agents's fee described in the Agreement hereinafter referred to.

The outstanding principal balance of this Note may be prepaid by the Company, in whole or in part, at any time or from time to time, but any partial prepayment shall not be less than the minimum amount provided in Section 2.01(a) of the Agreement hereinafter referred to.

As used herein, the term "business day" shall mean a day other than a Saturday, Sunday or legal bank holiday under the laws of the States of Pennsylvania or New York, and the term "Immediately Available Funds" shall mean funds which are available for immediate use by the Bank at the Bank's office hereinabove set forth not later that the due date of such payment.

This Note is one of the Notes issued pursuant to Paragraph 3 of a certain Ninth Amendment to Revolving Credit and Term Loan Agreement dated as of June 20, 1996 among the Company, CoreStates Bank, N.A.,Fleet Bank, N.A. (formerly called National Westminster Bank USA), SouthTrust Bank of Georgia, N.A., Harris Trust and Savings Bank and CoreStates Bank, N.A., as Agent, which amends a certain Credit Agreement dated as of October 1, 1985 among the Company, CoreStates Bank, N.A.,Fleet Bank, N.A. (formerly called National Westminster Bank USA), United States Trust Company of New York (predecessor by way of assignment to SouthTrust Bank of Georgia, N.A.) and CoreStates Bank, N.A., as Agent, as amended (herein, together with said Ninth Amendment, all other prior amendments thereto and any amendments which may hereafter be made thereto, called the "Agreement"). Upon the occurrence of any one or more of the Events of Default specified in the Agreement, the amounts then remaining unpaid on this Note may be declared to be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company, and the Company shall be further obligated to reimburse the holder hereof for all reasonable out-of-pocket expenses of the holder in enforcing or attempting to enforce this Note, all as provided in the Agreement.

This Note replaces and supersedes but does not extinguish the Company's liabilities and outstanding obligations under the Company's $5,000,000 Revolving Credit Note dated July 20, 1992 to the order of the Bank.

This Note and all rights and obligations hereunder shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.


                                           1st FRANKLIN FINANCIAL CORPORATION

                                           By:   s/  A. Roger Guimond
                                                ----------------------
                                                Vice President and CFO

                     Schedule of Loans and Principal Payments
                     ----------------------------------------

                                                               Name of
                                                   Unpaid      Person
                   Amount of      Amount of       Principal    Making
          Date       Loan      Principal Paid      Balance    Notation
          ----       ----      --------------      -------    --------